Exhibit 10.85

A form of the attached note was issued to the following entities in the following amounts (all dated as of June 5, 2003):

Security No.	Issued to:	Principal Amount:
CSN-3	Crosslink Ventures IV, L.P.	$3,680,000.00

CSN-4	Crosslink Omega Ventures IV GmbH & Co. KG	$161,000.00

CSN-5	Offshore Crosslink Omega Ventures IV	$1,304,000.00

CSN-6	Omega Bayview IV, L.L.C.	$278,000.00

CSN-7	Crosslink Crossover Fund III, L.P.	$3,422,000.00

CSN-8	Offshore Crosslink Crossover Fund III	$655,000.00

CSN-9	Gary Hromadko	$500,000.00

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUINIX, INC., A DELAWARE CORPORATION (THE “PARENT”), QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED (AS SUCH TERM IS DEFINED IN THAT SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 2, 2002, AS AMENDED (THE “PURCHASE AGREEMENT”), BY AND AMONG THE PARENT, THE GUARANTORS NAMED THEREIN, AND THE PURCHASERS NAMED THEREIN)) DURING THE PERIOD BEGINNING ON THE CLOSING DATE (AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT) AND CONTINUING TO THE DATE THAT IS 180 DAYS FOLLOWING THE CLOSING DATE, EXCEPT AS PERMITTED UNDER THE PURCHASE AGREEMENT. A COPY OF THE PURCHASE AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF PARENT AND IS AVAILABLE UPON REQUEST.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS NOTE WAS JUNE 5, 2003. INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF OID, AND THE YIELD TO MATURITY MAY BE OBTAINED BY WRITTEN REQUEST OF THE HOLDER OF THIS NOTE TO THE SECRETARY OF PARENT.

EQUINIX, INC.

SERIES A-2 CONVERTIBLE SECURED NOTE DUE 2007

Security No. CSN-3	June 5, 2003

FOR VALUE RECEIVED, the Parent hereby promises to pay to Crosslink Ventures IV, L.P. or its registered assigns (“Holder”), the principal amount of $3,680,000.00 on November 1, 2007. This Note shall bear no interest until the second anniversary of the Second Closing. From and after the second anniversary of the Second Closing, this Note shall bear interest at the rate of ten percent (10%) per annum (based upon a 360 day year for actual days elapsed) on the unpaid balance thereof until the earlier of the date on which (i) this Note is paid in full and (ii) the A-2 Notes are converted to Parent Common Stock pursuant to the terms hereof and the Purchase Agreement. Interest shall be due and payable in A-2 PIK Notes semi annually in arrears on each May 1 and November 1 following the second anniversary of the Second Closing, on the unpaid principal balance hereof.

This Note is one of the Notes issued pursuant to the Purchase Agreement and is entitled to the benefits of the Purchase Agreement. Reference hereby is made to the Purchase Agreement for a statement of each of such terms and conditions, and each of the terms and conditions of the Purchase Agreement are incorporated herein by this reference, except as otherwise provided in any amendment or supplement to the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Any payments that fall due hereunder on a day that is not a Business Day shall be payable on the first succeeding Business Day and such extension of time shall be included in the computation of any interest due hereunder. If any amount of principal hereof or interest thereon or any other amount payable hereunder or under the Purchase Agreement, shall not be paid in full when due and in the manner provided herein (whether at the stated maturity, by acceleration or otherwise), Parent shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on such unpaid amount to Holder, from the date such amount becomes due until the date such amount is paid in full, payable on demand of Holder, at a rate per annum equal, at all times, to ten percent (10%) (computed on the basis of a 360 day year for the actual number of days elapsed).

This Note is convertible, at the option of Holder, on the terms and subject to the conditions set forth in the Purchase Agreement, into shares of Parent Common Stock at the Conversion Price; provided, however, this Note shall automatically be converted to Parent Common Stock (as if the Holder had voluntarily elected to convert this Note pursuant to Section 9.4 of the Purchase Agreement) at the then applicable Conversion Price unless Parent shall have received from the Holder, within five (5) Business Days after the Holder’s receipt of written notice from Parent notifying the Holder of the occurrence of an A-2 Trading Period after the second anniversary of the Second Closing, notice that it elects not to have this Note converted to Parent Common Stock; provided further, that if an A-2 Trading Period shall occur on or before the second anniversary of the Second Closing, Parent may only deliver notice of the occurrence of such A-2 Trading Period on or after the second anniversary of the Second Closing. If the Holder elects not to have this Note converted to Parent Common Stock in connection with the occurrence of an A-2 Trading Period, Section 9.4 of the Purchase Agreement shall no longer apply to this Note and this Note shall no longer be convertible into Parent Common Stock or any other capital stock of Parent.

Upon the occurrence of a Change in Control, Parent is obligated to offer to purchase all of the Notes at the prices and on the terms specified in the Purchase Agreement.

This Note is not subject to prepayment.

This Note is equally and ratably secured by the Collateral Documents, except as provided therein. Reference is made to the full text of the Collateral Documents for the nature and extent of the security interest created thereby and the terms and conditions upon which such security interest may be released.

The payment of all principal of, premium (if any) and interest on this Note and the other Notes has been unconditionally guaranteed by Subsidiaries of Parent pursuant to separate and several Guarantees. Reference is made to the full text of such Guarantees.

If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement

This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder or such registered Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of the transferee. Prior to due presentment for registration of transfer, Parent may treat the Person in whose name this Note is registered as the owner of this Note for the purpose of receiving payment and for all other purposes. Parent will not be affected by any notice to the contrary.

This Note is governed by and shall be construed in accordance with the laws of the Sate of New York, including Section 5-1402 of the New York General Obligations Law. The Holder of this Note, by acceptance of this Note, waives any right to trial by jury and agrees that any action arising out of, related to or otherwise by virtue of this Note will be determined only by arbitration as provided in the Purchase Agreement.

IN WITNESS WHEREOF, Parent has caused this Note to be signed by its duly authorized officer as of the date first written above.

EQUINIX, INC.

By:	/s/ RENEE F. LANAM
Name:	Renee F. Lanam
Title:	Chief Financial Officer and Secretary

OPTION OF HOLDER TO ELECT TO HAVE NOTES PURCHASED

UPON A CHANGE OF CONTROL

If you elect to have Equinix, Inc., a Delaware corporation (“Equinix”) purchase this Note pursuant to the Change of Control Offer made pursuant to Section 9.7 of the Purchase Agreement, check the following box: ☐

If you wish to have Equinix purchase only part of your Note pursuant to the Change of Control Offer made pursuant to Section 9.7 of the Purchase Agreement, state the aggregate principal amount you want to be purchased: $

Date:	Signature:
Name:
Title:

NOTICE

The signature to the foregoing election must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE ATTACHED NOTE

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      all rights of the undersigned under and pursuant to the attached Note, and the undersigned does hereby irrevocably constitute and appoint                      Attorney to transfer said Note on the books of Equinix, Inc., a Delaware corporation, with full power of substitution.

[TRANSFEROR]

Signature:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.